BlackRock Capital Appreciation Fund, Inc. BlackRock Municipal Bond Fund, Inc. BlackRock National Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 1, 2015 to the Summary Prospectus and Prospectus of each Fund relating to BlackRock Shares

Effective on September 1, 2015, each Fund’s BlackRock Shares are no longer available for purchase by clients of registered investment advisers or clients of certain fee-based programs, subject to the exceptions set out below.

Each Fund’s Prospectus and Summary Prospectus, as applicable, are amended as follows:

The table entitled “BlackRock Shares” in the section of the Prospectus entitled “Fund Overview—Purchase and Sale of Fund Shares,” and the table in the section of the Summary Prospectus entitled “Purchase and Sale of Fund Shares,” are amended to delete the row entitled “Minimum Initial Investment” in its entirety and replace it with the following:

Minimum Initial Investment	• $5,000,000 for institutions and individuals; • There is no minimum initial investment requirement for employer-sponsored retirement plans.

The table entitled “BlackRock Shares at a Glance” or “BlackRock Shares,” as applicable, in the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs” is amended to delete the rows entitled “Availability” and “Minimum Investment” in their entirety and replace them with the following:

Availability	BlackRock Shares are offered without a sales charge to institutional and individual investors and certain employer-sponsored retirement plans. Employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. BlackRock Shares of a Fund are also offered without a sales charge to clients of registered investment advisers and clients in certain fee-based programs that have continually held BlackRock Shares of the Fund in the same account since prior to September 1, 2015.
Minimum Investment	• $5,000,000 for institutions and individuals. • There is no minimum initial investment requirement for employer-sponsored retirement plans.